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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):   October 7, 1996


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
            (Exact name of registrant as specified in its charter)

          DELAWARE                     1-7882            94-1692300
          --------                     ------            ----------
(State or other jurisdiction         (Commission      (I.R.S. Employer
      of incorporation)              File Number)   Identification No.)


     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                                 94088-3453
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(address of principal executive offices)                   (Zip Code)

Registrant's telephone number,
 including area code:                                     (408) 732-2400
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Item 5.  Other Events.
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       On October 7, 1996, Advanced Micro Devices, Inc. (the "Company")
announced its third quarter revenues. The Company reported a net loss of $38,362,000 on sales of $456,862,000. The loss amounted to $0.28 per common share on a fully-diluted basis. The results include a charge of approximately $6,000,000 for employee severance pay and benefits associated with a workforce reduction. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99   Press release dated October 7, 1996

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                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ADVANCED MICRO DEVICES, INC.
                                     (Registrant)



Date:  October 11, 1996       By: /s/ Geoff Ribar
                                 _____________________________
                                         Geoff Ribar
                                         Vice President
                                         Corporate Controller

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                                 Exhibit Index
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Exhibit Number   Exhibit
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     99             Press release dated July 10, 1996

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